APPLEBEE'S INTERNATIONAL, INC.

                                     * * * *


                                   B Y L A W S

                     AS AMENDED AND RESTATED AUGUST 25, 2006

                                    * * * * *

                                Table of Contents

                                                                            Page

ARTICLE I OFFICES..............................................................1
     Section 1.  Registered  Office............................................1
     Section 2.  Other Offices.................................................1
ARTICLE II MEETINGS OF STOCKHOLDERS............................................1
     Section 1.  Place of Meetings.............................................1
     Section 2.  Annual Meeting................................................1
     Section 3.  Notice of Annual Meeting......................................1
     Section 4.  Stock List....................................................2
     Section 5.  Special Meetings..............................................2
     Section 6.  Notice of Special Meetings....................................2
     Section 7.  Nominations and Stockholder Business..........................3
     Section 8.  Quorum........................................................4
     Section 9.  Voting........................................................5
     Section 10. Proxies.......................................................5
     Section 11. Action by Written Consent.....................................5
     Section 12. Conduct of Meeting............................................5
ARTICLE III DIRECTORS..........................................................6
     Section 1.  Number; Election; Terms.......................................6
     Section 2.  Vacancies and Resignations....................................7
     Section 3.  Powers........................................................7
     Section 4.  Place of Meetings.............................................7
     Section 5.  Organizational Meeting........................................7
     Section 6.  Regular Meetings..............................................7
     Section 7.  Special Meetings..............................................7
     Section 8.  Quorum........................................................8
     Section 9.  Action Without Meetings.......................................8
     Section 10. Presence at Meetings..........................................8
     Section 11. Committees of Directors.......................................8
     Section 12. Minutes of Meetings...........................................9
     Section 13. Compensation of Directors.....................................9
ARTICLE IV NOTICES.............................................................9
     Section 1.  Manner of Giving Notice; Affidavit of Notice..................9
     Section 2.  Waiver of Notice.............................................10
ARTICLE V OFFICERS............................................................11
     Section 1.  Appointment of Officers......................................11
     Section 2.  Required Officers............................................11
     Section 3.  Other Officers...............................................11
     Section 4.  Compensation of Officers.....................................11
     Section 5.  Removal and Vacancies........................................11
     Section 6.  Chairman of the Board........................................11
     Section 7.  Chief Executive Officer......................................12

     Section 8.  President....................................................12
     Section 9.  Vice-Presidents..............................................12
     Section 10. Secretary....................................................12
     Section 11. Assistant Secretary..........................................12
     Section 12. Treasurer....................................................13
     Section 13. Assistant Treasurer..........................................13
ARTICLE  VI CERTIFICATES FOR SHARES; RECORD  DATE; REGISTERED STOCKHOLDERS....13
     Section 1.  Stock........................................................13
     Section 2.  Signatures on Certificate....................................13
     Section 3.  Lost Certificates............................................13
     Section 4.  Transfer of Stock............................................14
     Section 5.  Fixing Record Date...........................................14
     Section 6.  Registered Stockholders......................................15
ARTICLE VII GENERAL PROVISIONS................................................15
     Section 1.  Dividends....................................................15
     Section 2.  Reserves.....................................................15
     Section 3.  Checks.......................................................15
     Section 4.  Fiscal Year..................................................15
     Section 5.  Seal.........................................................15
     Section 6.  Electronic Transmission......................................16
     Section 7.  Gender Neutral...............................................16
ARTICLE VIII AMENDMENTS.......................................................16
     Section 1.  .............................................................16
ARTICLE IX INDEMNIFICATION OF DIRECTORS AND OFFICERS..........................16
     Section 1.  Indemnification in Actions Other Than Those by or in
                 the Right of the Corporation.................................16
     Section 2.  Indemnification in Actions by or in the Right of the
                 Corporation..................................................17
     Section 3.  Expenses after Successful Defense............................17
     Section 4.  Authorization of Indemnification.............................17
     Section 5.  Expenses Payable in Advance..................................18
     Section 6.  Indemnification Not Exclusive................................18
     Section 7.  Insurance....................................................18
     Section 8.  Survival of Rights...........................................18
     Section 9.  Certain Definitions..........................................19
     Section 10. Certain Definitions..........................................19
     Section 11. Limitations..................................................19

                         APPLEBEE'S INTERNATIONAL, INC.

                                   B Y L A W S

                     AS AMENDED AND RESTATED AUGUST 25, 2006


                                   ARTICLE I
                                    OFFICES

     Section 1. Registered Office. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

     Section 2. Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

     Section 1. Place of Meetings. All meetings of the stockholders shall be held at the registered office of the corporation in Delaware, or at such other place within or without the state of Delaware as may be designated from time to time by the Board of Directors and stated in the notice of the meeting.

     Section 2. Annual Meeting. Annual meetings of stockholders shall be held on such date and at such time as the Board of Directors may designate and stated in the notice of the meeting. At such annual meeting the stockholders shall elect directors by a plurality vote and transact such other business as may properly be brought before the meeting.

     The Board of Directors may, in its sole discretion, determine that the annual meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law. If so authorized, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at such meeting may, by means of remote communication, participate in a meeting of stockholders, provided that (i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

     Section 3. Notice of Annual Meeting. Notice of the annual meeting stating the place, if any, date and time of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting, in the manner provided in Article IV,
Section 1 of these bylaws.

     Section 4. Stock List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The list shall not be required to include electronic mail addresses or other electronic contact information. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting: (i) on a reasonably accessible electronic network provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii), during ordinary business hours, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to which stockholders are entitled to examine the stock ledger, the list of stockholders entitled to vote at a meeting, or the books of the corporation, and as to which stockholders are entitled to vote in person or by proxy at any meeting of stockholders.

     Section 5. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the chief executive officer or the chairman of the Board and shall be called by the chief executive officer, chairman of the Board or secretary at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting.

     Section 6. Notice of Special Meetings. Notice of a special meeting stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting, in the manner provided in Article IV, Section 1 of these bylaws.

     Section 7. Nominations and Stockholder Business.

               (a) Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the corporation's notice of meeting, (b) by or at the direction of the Board of Directors, or (c) by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this Section, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section.

               (b) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to this Section, the stockholder must have given timely notice thereof in writing to the secretary of the corporation, and such business must be a proper subject for stockholder action under the Delaware General Corporation Law. To be timely, a stockholder's notice shall be delivered to the secretary at the principal executive offices of the corporation (if delivered by electronic mail or facsimile, the stockholder's notice shall be directed to the secretary at the electronic mail address or facsimile number, as the case may be, specified in the corporation's most recent proxy statement) not less than one hundred twenty (120) days nor more than one hundred sixty-five (165) days prior to the date on which the corporation first mailed its proxy materials for the prior year's annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed (other than as a result of adjournment) by more than thirty (30) days from the anniversary of the previous year's annual meeting, notice by the stockholder to be timely must be delivered not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth
          (10th) day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and
          (c) as to the stockholder giving the notice and the beneficial owners if any on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner, (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and a representation that the stockholder is a holder of record and intends to appear in person or by proxy to nominate the person or persons specified in the notice or bring the specified business before the meeting, and (iii) a description of all arrangements or understandings between the stockholder and each nominee and any person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder.

               (c) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this Section. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder's notice required by this Section shall be delivered to the secretary at the principal executive offices of the corporation (if delivered by electronic mail or facsimile, the stockholder's notice shall be directed to the secretary at the electronic mail address or facsimile number, as the case may be, specified in the corporation's most recent proxy statement) not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such special meeting or the tenth
          (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

               (d) Only those persons who are nominated in accordance with the procedures set forth in this Section shall be eligible for election as directors at any meeting of stockholders. The corporation may require any proposed nominee to furnish additional information as may be reasonably required by the corporation to determine the eligibility of such person to serve as a director of the corporation. Only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section and, if any proposed nomination or business is not in compliance with this Section, to declare that such defective proposal shall be disregarded.

               (e) For purposes of this Section, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 9, 13, 14 or 15(d) of the Exchange Act.

               (f) Notwithstanding the foregoing provisions of this Section, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section. Nothing in this Section shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

          Section 8. Quorum. At each meeting of the stockholders, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. In the absence of a quorum, the stockholders to present, by majority vote, shall have power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          Section 9. Voting. Unless a greater number of affirmative votes is required by the Certificate of Incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the corporation, or by law or any regulation applicable to the corporation, if a quorum exists at any meeting of stockholders, stockholders shall have approved any matter, other than the election of directors, if the votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote on the matter in favor of such matter exceed the votes cast by such stockholders against such matter. Directors shall be elected by a plurality of the votes cast.

          Section 10. Proxies. Unless otherwise provided in the certificate of incorporation each stockholder shall at every meeting of the stockholders be entitled to one vote in person or to authorize another person to act for it by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period. Such authorization must be in writing and executed by the stockholder or its authorized officer, director, employee, or agent. To the extent permitted by law, a stockholder may authorize another person or persons to act for it as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission provided that the telegram, cablegram or electronic transmission either sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing a subsequent duly executed proxy with the secretary of the corporation.

          Section 11. Action by Written Consent. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

          Section 12. Conduct of Meeting. The time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be determined and announced at the meeting by the chairman presiding at the meeting. The Board of Directors may, to the extent not prohibited by law, adopt by resolution such rules, regulations and procedures for the conduct of the meeting as it deems appropriate. Except to the extent inconsistent with such rules and regulations so adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the sole judgment of such chairman, are appropriate for the proper conduct of any such meeting. Such rules, regulations or procedures, whether prescribed by the Board of Directors or adopted by the chairman of the meeting, may, to the extent not prohibited by law, include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules, regulations and procedures for maintaining order at the meeting and for the safety of those persons present at the meeting; whether any threat or activity with respect to such order or safety is real or perceived;
     (iii) limitations on and procedures for attendance at, admission to or participation in the meeting, including for example, limiting the meeting to stockholders of record of the Company, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on the entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by the meeting participants and the responses thereto. Unless, and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.


                                  ARTICLE III
                                   DIRECTORS

          Section 1. Number; Election; Terms. The business and affairs of the corporation shall be managed by the Board of Directors. The number of directors which shall constitute the whole Board of Directors of the corporation shall not be less than 9 nor more than 13. The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by the affirmative votes of at least all but one of the entire Board of Directors.

          Upon the effectiveness of the amendment to the certificate of incorporation of the corporation pursuant to the Delaware General Corporation Law, the Board of Directors of the corporation shall be divided into three classes, designated Class I, Class II, and Class III, which at all times shall be as nearly equal in number as possible, as determined by the Board of Directors. If the Board of Directors shall by resolution increase the number of directors which shall constitute the entire Board, such additional directors shall be designated to serve in either Class I, Class II, or Class III, at the discretion of the Board of Directors, so long as each class is maintained as nearly equal in number as possible. The term of office of the initial Class I directors shall expire at the annual meeting of stockholders next succeeding the date which these bylaws are adopted, the term of office of the initial Class II directors shall expire at the annual meeting of stockholders next succeeding the annual meeting at which the term of office of the initial Class I directors expires, and the term of office of the initial Class III directors shall expire at the annual meeting of stockholders next succeeding the annual meeting at which the term of office of the initial Class II directors expires. The appointment of incumbent directors to Board of Director Classes I, II and III at the time of said effectiveness of the amendment to the certificate of incorporation shall be by a resolution adopted by a majority of the stockholders entitled to vote in an election of directors.

          At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those terms expired at the time of such meeting shall be elected to hold office until the third succeeding annual meeting of stockholders of their election. In the event of any increase in the number of directors of the corporation, the additional directors shall be so classified that all classes of directors shall be increased equally as nearly as possible. Election of directors of the corporation need not be by written ballot. Directors need not be stockholders.

          Section 2. Vacancies and Resignations. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and any director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacant, and until his or her successor is duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

          Any director may resign at any time upon written notice to the corporation.

          Section 3. Powers. The business of the corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

          Section  4.  Place  of  Meetings.   The  Board  of  Directors  of  the
     corporation may hold meetings, both regular and special, either within or without the State of Delaware.

          Section 5. Organizational Meeting. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, after each annual election of directors on the day and at the place of the next regular meeting of the Board. Notice of such meeting need not be given. Such meeting may be held at any other time or place which shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors or in a consent and waiver of notice thereof signed by all of the directors.

          Section 6. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board.

          Section 7. Special Meetings. Special meetings of the Board of Directors may be called by the president, chief executive officer or chairman of the Board by notice to each director at least 24 hours before the start of the meeting, or if sent by first-class mail, at least 48 hours before the start of the meeting; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors unless the Board consists of only one director; in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

          Section 8. Quorum. At all meetings of the Board of Directors a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the Board of Directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

          Section 9. Action Without Meetings. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee.

          Section 10. Presence at Meetings. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

          Section 11. Committees of Directors. The Board of Directors may, by resolution passed by a majority of the directors present at a meeting at which a quorum is present, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

          In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same of any other class or classes of stock of the corporation) adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

          Unless the Board of Directors shall otherwise provide, regular meetings of any committee appointed pursuant to this Section shall be held at such times and places as are determined by the Board of Directors, or by any such committee. Special meetings of any committee may be called and notice given in the same manner as for special meetings of the Board of Directors, or as otherwise specified by the Board of Directors. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

          Section 12. Minutes of Meetings. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

          Section 13. Compensation of Directors. Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV
                                    NOTICES

          Section 1. Manner of Giving Notice; Affidavit of Notice. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these bylaws, notice is required to be given to any stockholder, director, or officer, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such stockholder, director, or officer at his address as it appears on the records of the corporation, with postage thereon prepaid, or, in the case of directors or officers, by telegram, cablegram, electronic or facsimile transmission or voicemail. Any notice given by mail shall be deemed to be given at the time when the same shall be deposited in the country-regionplaceUnited States mail. Any notice given by telegram, cablegram, electronic or facsimile transmission or voicemail shall be
     deemed  to  have  been  given  when  it  shall  have  been   delivered  for
     transmission.

          Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the Delaware General Corporation Law, the Certificate of Incorporation or these bylaws, any notice to stockholders given by the corporation under any provision of the Delaware General Corporation Law, the Certificate of Incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

                    (i) the  corporation  is unable  to  deliver  by  electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

                    (ii) such  inability  becomes  known to the  secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

          However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

               Any notice given pursuant to the preceding paragraph shall be deemed given:

                    (i) if by facsimile  telecommunication,  when  directed to a number at which the stockholder has consented to receive notice;

                    (ii) if by electronic  mail,  when directed to an electronic mail address at which the stockholder has consented to receive notice;

                    (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

                    (iv) if by any other form of electronic  transmission,  when directed to the stockholder.

          An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein. Notice by electronic transmission shall not apply to those Sections of the Delaware General Corporation Law as specified in Section 232(e) thereof.

          Section 2. Waiver of Notice. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of such a person at a meeting shall constitute a waiver of notice of such meeting, except when the person appears at the meeting only for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened and the person then leaves the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, Board or committee thereof need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

                                   ARTICLE V
                                    OFFICERS

          Section 1. Appointment of Officers. The officers of the corporation shall be chosen by the Board of Directors and shall be a chairman of the Board, a chief executive officer, a president, a secretary and a treasurer. The Board of Directors may also choose one or more vice-presidents, and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.

          Section 2. Required Officers. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a chairman of the Board, a chief executive officer, a president, a secretary and a treasurer.

          Section 3. Other Officers. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

          Section 4. Compensation of Officers. The Executive Compensation Committee of the Board of Directors shall have the power to fix the compensation of all executive officers of the corporation, as defined by the rules and regulations of the Securities and Exchange Commission. The president, chief executive officer or chairman of the Board shall have the power to fix the compensation of any officer or agent of the corporation whose compensation has not been fixed by a contract between the officer and the corporation or by the Board of Directors. The president, chief executive officer or chairman of the Board may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers.

          Section 5. Removal and Vacancies. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors or by the president, chief executive officer or chairman of the Board if such vacancy is not filled by the Board of Directors.

          Section 6. Chairman of the Board. The chairman of the Board of Directors shall preside at all meetings of the stockholders and the Board of Directors, and shall have supervision of such matters as may be designated to him by the Board of Directors. In the absence of the chairman of the Board, the chief executive officer, if such officer is a director, shall preside at all meetings of the Board of Directors, unless the Board of Directors determines otherwise.

          Section 7. Chief Executive Officer. Subject to the control of the Board of Directors and any supervisory powers the Board of Directors may give to the chairman of the Board, the chief executive officer shall, together with the president of the corporation, have general supervision, direction, and control of the business and affairs of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The chief executive officer shall, together with the president of the corporation, also perform all duties incidental to this office that may be required by law and all such other duties as are properly required of this office by the Board of Directors. The chief executive officer shall serve as chairman of and preside at all meetings of the stockholders. In the absence of the chairman of the Board, the chief executive officer shall preside at all meetings of the Board of Directors.

          Section 8. President. The president, in the absence of the chairman of the Board, shall preside at all meetings of the stockholders and the Board of Directors. He shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The president shall execute stock certificates, bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

          Section 9. Vice-Presidents. In the absence of the president or in the event of his inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

          Section 10. Secretary. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

          Section 11. Assistant Secretary. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

          Section 12. Treasurer. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

          If required by the Board of Directors, the treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

          Section 13. Assistant Treasurer. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                                   ARTICLE VI
         CERTIFICATES FOR SHARES; RECORD DATE; REGISTERED STOCKHOLDERS

          Section 1. Stock. The shares of the corporation shall be represented by a certificate or shall be uncertificated. Each registered holder of shares, upon request to the corporation, shall be provided with a certificate of stock representing the number of shares owned by such holder. The certificates of stock of the corporation shall be in the form or forms from time to time approved by the Board of Directors. Such certificates shall be numbered and registered and shall exhibit the holder's name and the number of shares. Certificates shall be signed by, or in the name of the corporation by, the chairman of the Board of Directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation.

          Section 2. Signatures on Certificate. Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

          Section 3. Lost Certificates. The Board of Directors may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

          Section 4. Transfer of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.

          Section 5. Fixing Record Date. (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payments of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action other than stockholder action by written consent, the Board of Directors may fix a record date, which shall not precede the date such record date is fixed and shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any such other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given. The record date for any other purpose other than stockholder action by written consent shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          (b) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the secretary, provide a copy of the corporate action proposed to be authorized or taken and request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within 10 days after the date on which such a copy of the proposed corporate action and request are received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within 10 days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or any officer or agent of the corporation having custody of the book in which proceedings of meeting of stockholders are recorded.

          Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

          Section 6. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VII
                               GENERAL PROVISIONS

          Section 1. Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

          Section 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

          Section 3. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

          Section 4. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

          Section 5. Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

          Section 6. Electronic Transmission. When used in these bylaws, the terms "written" and "in writing" shall include any "electronic transmission," as defined in Section 232(c) of the Delaware General Corporation Law, including without limitation any voicemail, telegram, cablegram, facsimile transmission and communication by electronic mail.

          Section 7. Gender Neutral. Whenever in these bylaws words are used in a gender specific manner, they shall be read and construed in a gender neutral manner.

                                  ARTICLE VIII
                                   AMENDMENTS

          Section 1. Subject to any requirements set forth in these bylaws, these bylaws may be amended or repealed, and any new bylaws may be adopted, by a majority of the stockholders entitled to vote or by a majority of the Board of Directors, except that the provisions of Article III may be amended only by the affirmative vote of at least all but one of the Board of Directors or by the vote of eighty percent of the stockholders entitled to vote.

                                   ARTICLE IX
                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

          Section 1. Indemnification in Actions Other Than Those by or in the Right of the Corporation. The corporation shall indemnify each person who has been or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or appellate (other than an action by or in the right of the corporation) by reason of the fact that such person is or was an officer or director of the corporation or is or was serving at the corporation's request as a director or officer of any Other Enterprise against all liabilities and expenses, including, without limitation, judgments, amounts paid in settlement (provided that such settlement and all amounts paid in connection therewith are approved in advance by the corporation in accordance with Section 4 of this Article IX, which approval shall not be unreasonably withheld), attorneys' fees, ERISA excise taxes or penalties, fines and other expenses actually and reasonably incurred by such person in connection with such action, suit or proceeding (including without limitation the investigation, defense, settlement or appeal of such action, suit or proceeding) if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; provided, however, that the corporation shall not be required to indemnify or advance expenses to any such person or persons seeking indemnification or advancement of expenses in connection with an action, suit or proceeding initiated by such person unless the initiation of such action, suit or proceeding was authorized by the Board of Directors of the corporation. The termination of any such action, suit or proceeding by judgment, order, settlement, conviction or under a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding that he had reasonable cause to believe that his conduct was unlawful.

          Section 2. Indemnification in Actions by or in the Right of the Corporation. The corporation shall indemnify each person who has been or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an officer or director of the corporation or is or was serving at the corporation's request as a director or officer of any Other Enterprise against amounts paid in settlement thereof (provided that such settlement and all amounts paid in connection therewith are approved in advance by the corporation in accordance with Section 4 of this Article IX, which approval shall not be unreasonably withheld) and all expenses (including attorneys'
     fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding (including without limitation the investigation, defense, settlement or appeal of such action, suit or proceeding) if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification under this
     Section 2 shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged liable to the corporation unless and only to the extent that the court in which the action, suit or proceeding is brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to such indemnification.

          Section 3. Expenses after Successful Defense. Notwithstanding the other provisions of this Article IX, to the extent that a person who is or was serving as a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any Other Enterprise, has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this
     Article IX (including the dismissal of any such action, suit or proceeding without prejudice), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

          Section 4. Authorization of Indemnification. Prior to indemnifying a person pursuant to the provisions of Sections 1 and 2 of this Article IX, unless ordered by a court and except as otherwise provided by Section 3 of this Article IX, the corporation shall determine that such person has met the specified standard of conduct entitling such person to indemnification as set forth under Sections 1 and 2 of this Article IX. Any determination that a person shall or shall not be indemnified under the provisions of Sections 1 and 2 of this Article IX shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, or if such quorum is not obtainable, or even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or by the stockholders, and such determination shall be final and binding upon the corporation; provided, however, that in the event such determination is adverse to the person or persons to be indemnified hereunder, such person or persons shall have the right to maintain an action in any court of competent jurisdiction against the corporation to determine whether or not such person has met the requisite standard of conduct and is entitled to such indemnification hereunder. If such court action is successful and the person or persons is determined to be entitled to such indemnification, such person or persons shall be reimbursed by the corporation for all fees and expenses (including attorneys' fees) actually and reasonably incurred in connection with any such action (including without limitation the investigation, defense, settlement or appeal of such action).

          Section 5. Expenses Payable in Advance. Expenses (including attorneys'
     fees) actually and reasonably incurred by a person who may be entitled to indemnification hereunder in defending an action, suit or proceeding, whether civil, criminal, administrative, investigative or appellate, shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to indemnification by the corporation. Notwithstanding the foregoing, no advance shall be made by the corporation if a determination is reasonably and promptly made by (i) the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding for which the advancement is requested, (ii) if a quorum is not obtainable, or even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders, that, based upon the facts known to the Board, counsel or stockholders at the time such determination is made, such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interest of the corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Board, stockholders or independent legal counsel reasonably determines that such person deliberately breached his duty to the corporation or its stockholders.

          Section 6. Indemnification Not Exclusive. The indemnification and advancement of expenses provided by this Article IX shall not be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, under the certificate of incorporation, bylaws, agreement, vote of stockholders or disinterested directors, policy of insurance or otherwise, both as to action in their official capacity and as to action in another capacity while holding their respective offices, and shall not limit in any way any right which the corporation may have to make additional indemnifications with respect to the same or different persons or classes of persons. The indemnification and advancement of expenses provided by, or granted pursuant to, this
     Article IX shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, administrators and estate of such a person.

          Section 7. Insurance. Upon resolution passed by the Board of Directors, the corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any Other Enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article IX.

          Section 8. Survival of Rights. The rights granted by this Article IX shall be vested in each person entitled to indemnification hereunder as a bargained-for, contractual condition of such person's acceptance of his election or appointment as a director or officer of the corporation or serving at the request of the corporation as a director or officer of any Other Enterprise and while this Article IX may be amended or repealed, no such amendment or repeal shall release, terminate or adversely affect the rights of such person under this Article IX with respect to any act taken or the failure to take any act by such person prior to such amendment or repeal or with respect to any action, suit or proceeding with respect to such act or failure to act filed after such amendment or repeal.

          Section 9. Certain Definitions. For purposes of this Article IX, references to "the corporation" shall, if and only if the Board of Directors shall determine, include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers or persons serving at the request of such constituent corporation as a director or officer of any Other Enterprise, so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director or officer of any Other Enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

          Section 10. Certain Definitions. For the purpose of this Article IX, references to "Other Enterprises" or "Other Enterprise" shall include without limitation any other corporation, partnership, joint venture, trust or employee benefit plan; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; references to "defense" shall include investigations of any threatened, pending or completed action, suit or proceeding as well as appeals thereof and shall also include any defensive assertion of a cross claim or counterclaim; and references to "serving at the request of the corporation" shall include any service as a director or officer of a corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of any employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article IX. For the purpose of this Article IX, unless the Board of Directors of the corporation shall determine otherwise, any director or officer of the corporation who shall serve as an officer or director of any Other Enterprise of which the corporation, directly or indirectly, is a stockholder or creditor, or in which the corporation is in any way interested, shall be presumed to be serving as such director or officer at the request of the corporation. In all other instances where any person shall serve as a director or officer of an Other Enterprise, if it is not otherwise established that such person is or was serving as such director or officer at the request of the corporation, the Board of Directors of the corporation shall determine whether such person is or was serving at the request of the corporation, and it shall not be necessary to show any actual or prior request for such service, which determination shall be final and binding on the corporation and the person seeking indemnification.

          Section 11. Limitations. If any provision of this Article IX or the application of any such provision to any person or circumstance is held invalid, illegal or unenforceable for any reason whatsoever, the remaining provisions of this Article IX and the application of such provisions to other persons or circumstances shall not be affected thereby and to the fullest extent possible the court finding such provision invalid, illegal or unenforceable shall modify and construe the provisions so as to render it valid and enforceable as against all persons or entities and to give the maximum possible protection to persons subject to indemnification hereby within the bounds of validity, legality and enforceability. Without limiting the generality of the foregoing, if any officer or director of the corporation or any person who is or was serving at the request of the corporation as a director or officer of any Other Enterprise, is entitled under any provision of this Article IX, to indemnification by the corporation for some or a portion of the judgments, amounts paid in settlement, attorneys' fees, ERISA excise taxes or penalties, fines or other expenses actually and reasonably incurred by any such person in connection with any threatened, pending or completed action, suit or proceeding (including without limitation, the investigation, defense, settlement or appeal of such action, suit or proceeding), whether civil, criminal, administrative, investigative or appellate, but not, however, for all of the total amount thereof, the corporation shall nevertheless indemnify such person for the portion thereof to which such person is entitled.

             Amendment to Bylaws of Applebee's International, Inc.
                             adopted April 26, 2007


     WHEREAS, the Board of Directors deems it to be in the best interests of Applebee's International, Inc. (the "Company") to amend its Bylaws as set forth below.

     NOW, THEREFORE, BE IT RESOLVED, that Article III, Section 1 of the Bylaws of the Company be, and it hereby is, amended by deleting the first paragraph and substituting in its place the following:

     "Section 1. Number; Election; Terms. The business and affairs of the corporation shall be managed by the Board of Directors. The number of directors which shall constitute the whole Board of Directors of the corporation shall not be less than 9 nor more than 14. The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by the affirmative votes of at least all but one of the entire Board of Directors."